TENTH AMENDMENT TO LOAN AGREEMENT AND DOCUMENTS


         THIS TENTH AMENDMENT TO LOAN AGREEMENT AND DOCUMENTS, dated as of April 26, 1999 (this "Amendment"), is entered into by and between BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Borrower"), and LaSALLE NATIONAL BANK, a national banking association (the "Bank").

                                   WITNESSETH

         WHEREAS, Borrower has previously executed and delivered to the Bank a certain Note dated April 27, 1998 in the original principal amount of up to Fifteen Million Dollars ($15,000,000.00) (the "Original Note") evidencing a certain loan (the "Loan") set forth more fully in and governed by a certain Loan Agreement of that same date to which the Bank is also a party (the "Original Loan Agreement"); and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Amended and Restated Note dated July 16, 1998 increasing the principal amount of the Loan by $10,000,000.00, on an interim basis only, from $15,000,000.00 to $25,000,000.00 (the "Amended and Restated Note") and a certain First Amendment to Loan Agreement and Documents of that same date to which the Bank is also a party (the "First Amendment") that
(a) increased the principal amount of the Loan on an interim basis as aforesaid and (b) permitted a portion of the Loan to be reserved for the issuance of standby Letters of Credit by the Bank to and for the benefit of municipalities and other governmental units in connection with projects developed by Borrower from time to time as set forth more fully therein; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Second Amendment to Loan Agreement and Documents dated October 14, 1998 to which the Bank is also a party (the "Second Amendment") wherein (a) the Bank consented to the Borrower's proposed issuance of a convertible subordinated and unsecured note to OZ Master Fund, Ltd. in the principal amount of Ten Million Dollars ($10,000,000.00), (b) the Bank permitted the Borrower to guarantee financing from other financial institutions to certain Subsidiaries of Borrower in connection with certain development projects located in New York, New York (Battery Park City), Glen Ellyn, Illinois and Raleigh, North Carolina, which projects were to be originally financed by Nomura Asset Capital Corporation, (c) the Event of Default set forth in Section 7.01(O) of the Loan Agreement was modified and restructured, and (d) the Interim Maturity Date was extended to November 3, 1998; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Third Amendment to Loan Agreement and Documents dated October 20, 1998 to which the Bank is also a party (the "Third Amendment") wherein (a) the Maximum Revolving Loan Commitment was frozen at $24,953,750.00, (b) the Interim Maturity Date was extended to November 3, 1998, (c) it was agreed that, on the Interim Maturity Date (x) the outstanding principal balance of the Loan was to be reduced to $10,000,000.00, and (y) the principal amount of the Loan and Maximum Revolving Loan Commitment were to be decreased from $25,000,000.00 to an amount not to exceed $10,000,000.00, (d) the Interim Interest Rate and the Revised Default Rate were adjusted, and (e) certain additional changes to the Maximum Revolving Loan Commitment were mandated based upon the Stock Price of the Company from time to time, all of the foregoing as set forth more fully in and subject to the terms and conditions of the Third Amendment; and



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         WHEREAS,  the Loan was subsequently  modified and amended by Borrower's execution and delivery to the Bank of a certain Fourth Amendment to Loan Agreement and Documents dated November 3, 1998 to which the Bank is also a party (the "Fourth Amendment") wherein (a) the Interim Maturity Date was extended to a date certain which was the first to occur of (x) the earlier of November 30, 1998, or (y) the date on which Borrower closed on the Offering (as defined in the Fourth Amendment), and (b) it was agreed that, on the Interim Maturity Date
(x) the outstanding principal balance of the Loan was to be reduced to zero ($0.00) provided that the Offering had closed, (y) the outstanding principal balance of the Loan was to be reduced to $10,000,000.00 regardless of whether the Offering had closed, and (z) the principal amount of the Loan and Maximum Revolving Loan Commitment were to be decreased from $25,000,000.00 to an amount not to exceed $10,000,000.00 regardless of whether the Offering had closed, all of the foregoing as set forth more fully in and subject to the terms and conditions of the Fourth Amendment; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Third Amended and Restated Note dated December 21, 1998 (the "Third Amended and Restated Note") and a certain Fifth Amendment to Loan Agreement and Documents of that same date to which the Bank is also a party (the "Fifth Amendment") wherein the principal amount of the Loan and the Maximum Revolving Loan Commitment was increased from $10,000,000.00 to $15,000,000.00, as set forth more fully in and subject to the terms and conditions of the Fifth Amendment; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Fourth Amended and Restated Note dated January 15, 1999 (the "Fourth Amended and Restated Note") and a certain Sixth Amendment to Loan Agreement and Documents of that same date to which the Bank is also a party (the "Sixth Amendment") wherein the principal amount of the Loan and the Maximum Revolving Loan Commitment was increased from $15,000,000.00 to $25,000,000.00, as set forth more fully in and subject to the terms and conditions of the Sixth Amendment; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Seventh Amendment to Loan Agreement and Documents dated January 25, 1999 (the "Seventh Amendment") wherein the Bank consented to the Borrower's execution of FBR Loan Documents (as defined in the Seventh Amendment) to enable the Borrower to obtain the FBR Loan (as defined in the Seventh Amendment); and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Eighth Amendment to Loan Agreement and Documents dated March 24, 1999 (the "Eighth Amendment") wherein the Bank consented to the Borrower's request to (a) extend the latest date on which the Bank may issue a Letter of Credit to and for the benefit of municipalities and other governmental or quasi-governmental units or to and for the benefit of Battery Park City Authority in connection with projects developed by Borrower from April 1, 1999 to December 31, 1999, (b) extend the expiry date of any existing Letters of Credit from April 1, 1999 to a date not later than December 31, 1999, and (c) permit the expiry date of any Letters of Credit issued subsequent to the date thereof to be a date not later than December 31, 1999, all as set forth more fully in the Eighth Amendment; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Ninth Amendment to Loan Agreement and Documents dated April 14, 1999 (the "Ninth Amendment") wherein the Bank consented to the Borrower's request to increase the Loan and the Maximum Revolving Loan Commitment from Twenty Five Million Dollars ($25,000,000.00) to Twenty Nine Million Dollars ($29,000,000.00), all as set forth more fully in the Ninth Amendment (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Amendment is herein referred to as the "Loan Agreement"), and further evidenced by Borrower's execution

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and  delivery to the Bank of a certain  Fifth  Amended and  Restated  Note dated
April 14, 1999 (the Fifth Amended and Restated Note"); and

         WHEREAS, subject to the terms and conditions of this Amendment, Borrower has requested the Bank to extend the Maturity Date from April 26, 1999 to May 21, 1999, which the Bank is willing to do subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Incorporation of Recitals. The above and foregoing recitals are incorporated into and made a part of this Amendment. All capitalized terms used herein, if not otherwise specifically defined, shall have the meanings and definitions prescribed in the Loan Agreement and the Documents referred to therein.

         2. Interim Maturity Date. The term "Interim Maturity Date" is hereby amended and restated to mean a date certain which is the first to occur of (a) the Maturity Date (as defined herein), (b) a date certain which is the date on which Borrower closes on the refinancing or restructuring of three letters of credit currently extended by LaSalle National Bank and BankOne in the approximate amount of $65,000,000.00 in connection with bonds issued with respect to Real Property located in Lisle, Illinois (The Devonshire) and Des Plaines, Illinois (The Heritage), but only if as a result thereof, Borrower or an Affiliate or a Subsidiary receives the return of the cash collateral currently pledged as security for said letters of credit, (c) a date certain which is the date on which Borrower closes on the restructuring of two recent lease transactions, but only if as a result thereof, Borrower or an Affiliate or a Subsidiary receives the return of the cash invested in said transactions, or
(d) a date certain which is the date on which Borrower closes on any offering of Borrower's Stock. On the Interim Maturity Date, without further notice or demand
(a) Borrower shall pay amounts necessary to reduce the outstanding principal balance of the Loan to $15,000,000.00 or less, excluding the amount of the LC Reserve and (b) the Maximum Revolving Loan Commitment shall be permanently reduced to an amount not to exceed $15,000,000.00, excluding the amount of the LC Reserve (the "Mandatory Permanent Reduction"). In addition to (but not to the exclusion of) the circumstances comprising the Interim Maturity Date which result in the Mandatory Permanent Reduction, the Maximum Revolving Loan Commitment shall also be automatically and permanently reduced to an amount not to exceed $15,000,000.00, excluding the amount of the LC Reserve, on a date and time certain which date and time certain shall occur contemporaneous with Borrower's repayment of the outstanding principal balance of the Loan to an amount that is $15,000,000.00 or less at any time and for any reason whatsoever (the "Voluntary Permanent Reduction"). Notwithstanding the foregoing, in the event the Interim Maturity Date is the same date as the Maturity Date, and in any event, on the Maturity Date, the outstanding principal balance of the Loan together with any accrued but unpaid interest thereon and any other costs or amounts owed to the Bank hereunder, excluding (for purposes of Paragraphs 2 and 3 hereof only) the aggregate amount of LC Reserves outstanding on the Maturity Date, shall be due and paid in full on such date. On the LC Maturity Date, the aggregate amount of Loan Advances made as a result of LC Drawings together with any accrued but unpaid interest thereon and any other costs or amounts remaining owed to the Bank hereunder shall be due and paid in full on such date. As of the date of this Amendment, the provisions of this paragraph are intended to supersede the provisions of Paragraph 2 of the Ninth Amendment.

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         3.  Maturity  Date.  The term  "Maturity  Date" is hereby  amended  and restated to mean the first to occur of (a) May 21, 1999, or (b) the date on which Borrower closes on the issuance and sale of $100,000,000 convertible subordinated debt pursuant to the Indenture, Supplemental Indenture and related instruments, drafts of which have been tendered to the Bank. On the Maturity Date, the outstanding principal balance of the Loan together with any accrued but unpaid interest thereon and any other costs or amounts owed to the Bank hereunder, excluding (for purposes of Paragraphs 2 and 3 hereof only) the aggregate amount of LC Reserves outstanding on the Maturity Date, shall be due and paid in full.

         4. FBR Loan. This Amendment is expressly conditioned upon FBR's execution and delivery to the Bank of a Consent to this Amendment in the form attached hereto as Exhibit A. Further, the Borrower hereby reaffirms the terms and conditions of the Acknowledgment and Agreement attached to the Subordination Agreement. For purposes of the Subordination Agreement, and to induce FBR to consent to this Amendment, the Bank confirms that any Mandatory Permanent Reduction or Voluntary Permanent Reduction as defined above shall constitute a "Permanent Reduction" as contemplated by Section 3 of the Subordination Agreement.

         5. Payment of Fees. Borrower shall pay the reasonable legal fees of Bank counsel in connection with the preparation of this Amendment and matters related thereto.

         6. Reaffirmation. To the extent any term(s) or condition(s) in the Loan Agreement or any of the Documents shall contradict or be in conflict with the amended terms of the Loan as set forth herein, such terms and conditions are hereby deemed modified and amended accordingly, upon the effective date hereof, to reflect the terms of the Loan as so amended herein. All terms of the Loan Agreement and the Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Bank. As of the date of this Amendment, Borrower herein restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Documents as amended herein. There are no other changes to the Documents, including without limitation the Loan Agreement, except for the changes specifically set forth herein. Notwithstanding the foregoing, Borrower acknowledges and agrees that in addition to amending certain terms and conditions of the Loan, this Amendment restates certain terms and conditions previously set forth in the Loan Agreement. Any terms or conditions set forth in the Loan Agreement that are not specifically amended or modified by this Amendment, even if not specifically restated herein, shall remain binding on the parties hereto.

         7. No Waiver. No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder or under any other Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any other Document. The remedies herein provided and under any other Document are cumulative and not exclusive of any remedies provided by law.

         8. Certification. To further induce the Bank to enter into this Amendment, Borrower represents and warrants to the Bank as follows: (a) Borrower is empowered to perform all acts and things undertaken and done pursuant to this Amendment and has taken all corporate or other action necessary to authorize the execution, delivery and performance of the of this Amendment; (b) the officers of Borrower executing this Amendment have been duly elected or appointed and have been fully authorized to execute the same at the time executed; (c) this Amendment, when executed and delivered, will be the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its respective terms; and (d) Borrower is delivering to the Bank contemporaneously herewith, a certificate of Borrower's Secretary certifying as to the resolutions of the Executive Committee of Borrower's Board of Directors or the resolutions of Borrower's Board of Directors approving this Amendment and the incumbency and signatures of the officers of Borrower signing this Amendment.


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         9.  Absence  Of Claim.  To  further  induce the Bank to enter into this
Amendment, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against the Bank with respect to the Obligations to the Bank.

         10. Illinois Law To Govern. This Amendment and each transaction contemplated hereunder shall be deemed to be made under and shall be construed and interpreted in accordance with the laws of the State of Illinois.

         11. Binding Effect. The terms, provisions and conditions of this Amendment shall be binding upon and inure to the benefit of each respective party and their respective legal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWER:

                                        BROOKDALE LIVING COMMUNITIES, INC.



                                        By:  /s/ Darryl W. Copeland, Jr.
                                             -----------------------------------
                                        Print Name:    Darryl W. Copeland, Jr.
                                        Title:         Executive Vice President

ATTEST:

By:  /s/ Robert J. Rudnik
     --------------------
Print Name:  Robert J. Rudnik
Title:  Secretary


                                        BANK:

                                        LaSALLE NATIONAL BANK



                                        By:  _________________________________
                                        Print Name: __________________________
                                        Title:  ______________________________




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                                    EXHIBIT A

                                     CONSENT




                                      - 6 -

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                                     CONSENT


         The  undersigned,   FBR  ASSET  INVESTMENT   CORPORATION,   a  Virginia
corporation, hereby acknowledges and consents to the execution by Brookdale Living Communities, Inc., a Delaware corporation, of the Tenth Amendment to Loan Agreement and Documents dated April 26, 1999 by and between Brookdale Living Communities, Inc. and LaSalle National Bank, a copy of which is attached hereto as Exhibit A, (the "Tenth Amendment"), and acknowledges that the Loan, as described in the Tenth Amendment, is part of the Senior Obligations defined and described in the Subordination Agreement entered into as of January 25, 1999 between FBR Asset Investment Corporation and LaSalle National Bank (the "Subordination Agreement"), and that the Subordinated Debt is and continues to be subordinate to the Senior Obligations as set forth in the Subordination Agreement.

Dated:   April 26, 1999.


                                   FBR ASSET INVESTMENT CORPORATION


                                   By:  _______________________________
                                   Name:  _____________________________
                                   Title:  ____________________________


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